UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2007

PRIMEDIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other jurisdiction of	(Commission file number)	(I.R.S Employer
incorporation or organization)		Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK
(Address of principal executive offices)

10151
(Zip code)

(212) 745-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

Item 2.03                                             Creation of a Direct Financial Obligation

On August 1, 2007, PRIMEDIA Inc. (“Primedia”) filed a Current Report on Form 8-K disclosing that it had entered into a Credit Agreement (the “Credit Agreement”), with the lenders thereunder, The Bank of New York, as Syndication Agent, Lehman Brothers Inc. and Citicorp North America, Inc., as Co-Documentation Agents and Credit Suisse, Cayman Islands Branch, N.A., as Administrative Agent. The Credit Agreement and certain ancillary documents are attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1

Credit Agreement, dated August 1, 2007, among PRIMEDIA Inc., various lenders thereunder, The Bank of New York, as Syndication Agent, Lehman Brothers Inc., Citibank, N.A. and Fifth Third Bank, as Co-Documentation Agents and Credit Suisse, Cayman Islands Branch, as Administrative Agent

Exhibit 99.2	Pledge Agreement, dated as of August 1, 2007, made by PRIMEDIA Inc., and each of its subsidiaries identified therein, in favor of Credit Suisse, Cayman Islands Branch, as Collateral Agent

Exhibit 99.3	Contribution Agreement, dated as of August 1, 2007, among each of the Subsidiary Guarantors (as defined in the Credit Agreement) of PRIMEDIA Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc.
(Registrant)

Date: August 3, 2007	By:	/s/ Jason S. Thaler
Jason S. Thaler
Senior Vice President, General Counsel and Secretary